UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2006



                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
           (Exact name of Registrants as specified in their charters)



       Delaware                      333-72440                  06-1615412
       Delaware                     333-72440-01                06-1630167
(State of incorporation        (Commission File Nos.)          (IRS Employer
   or organization)                                         Identification Nos.)


                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03      Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On July 17, 2006, the operating subsidiaries of Mediacom Broadband LLC, a wholly-owned subsidiary of Mediacom Communications Corporation ("MCC"), borrowed $335.0 million (the "Revolver Draw") under the revolving credit portion of their credit facility (the "Credit Facility"). The proceeds of the Revolver Draw were used on July 17, 2006 to pay a portion of the redemption price of the Notes (as defined in Item 8.01 below).

     Borrowings under the revolving credit portion of the Credit Facility bear interest at a floating rate or rates equal to, at the option of the operating subsidiaries, the LIBOR rate or the prime rate, plus a margin specified in the Credit Facility. The revolving credit portion of the Credit Facility matures in December 31, 2012.



Item 8.01      Other Events

     On July 17, 2006, Mediacom Broadband LLC and Mediacom Broadband Corporation, a wholly-owned subsidiary of Mediacom Broadband LLC, redeemed all of their outstanding 11% Senior Notes due 2013 (the "Notes"). The redemption price for the Notes was $422.0 million, consisting of $400.0 million of principal and $22.0 million of redemption premium. The accrued interest paid on the Notes was $22.2 million.

     The source of funds for the $444.2 million paid in respect of the redemption price and accrued interest was $335.0 million from the revolving credit portion of the Credit Facility as disclosed in Item 2.03 above, $100.0 million from an equity contribution by MCC and $9.2 million from Mediacom Broadband LLC's available cash.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2006

                                        Mediacom Broadband LLC


                                        By: /s/ Mark E. Stephan
                                            -------------------------------
                                             Mark E. Stephan
                                             Executive Vice President and
                                             Chief Financial Officer


                                        Mediacom Broadband Corporation


                                        By: /s/ Mark E. Stephan
                                            -------------------------------
                                             Mark E. Stephan
                                             Executive Vice President and
                                             Chief Financial Officer